                                                                    EXHIBIT 10.4

                                   SUBSIDIARY

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of January 30, 1998, made by National Mortgage Sales Corporation ("NMSC" or the "Grantor"), a Colorado corporation, a
                             ----          -------
subsidiary of National Mortgage Corporation ("NMC" or the "Borrower"), in favor
                                              ---          --------
of Greenwich Capital Financial Products, Inc. ("GCFP"), a Delaware corporation,
                                                ----
Greenwich Capital Markets, Inc. ("GCM"), a Delaware corporation, and ContiTrade
                                  ---
Services, L.L.C. ("CTS"), a Delaware limited liability company (each one, a
                   ---
"Lender" and, collectively, the "Lenders") parties to the various Financing
 ------                          -------
Agreements as referred to below.

                                    RECITALS

          Reference is made to the following agreements (collectively, the "Financing Agreements"):

          (i) The Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Warehouse Agreement"), by and between the Borrower and GCFP,
                   -------------------
     (in such capacity, the "Warehouse Lender");
                             ----------------

          (ii) The Amended and Restated Custodial Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Custodial Agreement"), by and among the Borrower, Chase Bank of Texas,
          -------------------
     N.A. (formerly Texas Commerce Bank National Association), as custodian for the Lender pursuant to the Warehouse Agreement (in such capacity, the "Custodian"), and GCFP (in such capacity, the "Warehouse Lender");
      ---------                                     ----------------

          (iii) The Residual and Working Capital Financing Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Residual Agreement") by and among the Borrower, CTS, as the
                   ------------------
     agent and a lender, (in such capacity, a "Residual Lender") and GCM (in
                                               ---------------
     such capacity, a "Residual Lender") (collectively, the "Residual Lenders");
                       ---------------                       ----------------

          (iv) The Subordinated Debt Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Debt Agreement") by and between the Borrower and CTS (in such
      ---------------------------
     capacity, the "Subordinated Debt Lender"); and
                    ------------------------

          (v) The Intercreditor and Subordination Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement) among the Borrower, CTS, as a lender, and
          -----------------------
     GCM, as a lender, (together with CTS and GCFP, the "Lenders").
                                                         -------

          The Borrower and the Warehouse Lender are parties to the Warehouse Agreement, pursuant to which the Borrower has obtained financing from the Warehouse Lender to provide interim funding for the origination and acquisition of certain Mortgage Loans (as defined therein), which Mortgage Loans secure Advances (as so defined).

          The Borrower has created a subsidiary, NMSC, ninety-five percent of the common stock of which is owned by the Borrower and which has entered into the Mortgage Loan Flow Contribution and Subservicing Agreement (the "Contribution Agreement"), dated as of January 30, 1998, between the Borrower
 ----------------------
and NMSC, pursuant to which the Borrower shall make a capital contribution of certain of the Mortgage Loans it currently holds to NMSC and shall continue to make such capital contributions from time to time of certain of the Mortgage Loans it hereafter acquires, through origination or otherwise.

          It is the intent of the Borrower and the Warehouse Lender that the Mortgage Loans remain subject to a security interest in favor of the Warehouse Lender and continue to be used in the calculation of the Borrowing Base (as defined in the Warehouse Agreement), and that such Mortgage Loans constitute Primary Warehouse Loan Collateral (as defined in the Intercreditor Agreement) notwithstanding the transfer of such Mortgage Loans to NMSC. Further, the Lenders agree that any recovery under this Guarantee that is not deemed Primary Warehouse Loan Collateral shall be distributed as Primary Residual Loan Collateral, according to the Intercreditor Agreement, and each Lender shall have the right to demand contribution from the other Lenders to the extent permitted under the Intercreditor Agreement.

          To induce the Lenders to amend the Intercreditor Agreement, and to induce the Warehouse Lender to amend the Warehouse Agreement and the Custodial Agreement (as defined in the Warehouse Agreement) in each case to permit the transfer of Mortgage Loans to NMSC subject to the terms of the Warehouse Agreement and the Intercreditor Agreement, (i) NMSC shall execute a Security Agreement whereby it pledges all of its interests in all Mortgage Loans to the Warehouse Lender, (ii) NMSC shall execute a Guarantee whereby it guarantees the borrowings of the Borrower under the Financing Agreements, as defined below and
(iii) the Borrower and the Individual Pledgor shall execute the Pledge
Agreement.

          NOW, THEREFORE, in consideration of the premises recited above and to protect the security interests granted pursuant to the Financing Agreements, the Grantor hereby agrees with the Warehouse Lender, for the ratable benefit of the Lenders, as follows:

          1.   DEFINED TERMS.  (a) Unless otherwise defined herein, capitalized
               -------------
terms which are defined in the Warehouse Agreement and used herein shall have the meanings given to them in the Warehouse Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Documents, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

          "Collateral" shall mean the Primary Warehouse Loan Collateral, as set
           ----------
forth in Section 2(b) of this Security Agreement and the Borrower Collateral, as set forth in Section 2(c) of this Security Agreement.

          "Security Agreement" shall mean this Security Agreement, as amended,
           ------------------
supplemented or otherwise modified from time to time.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, Schedule, Annex, and Exhibit references are to this Security Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.   GRANT OF SECURITY INTEREST.
               --------------------------

          (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents as exclusive bailee and agent for the Warehouse Lender pursuant to the terms of the Custodial Agreement and shall deliver Trust Receipts (as defined therein) to the Warehouse Lender each to the effect that it has reviewed such Mortgage Loan Documents in the manner and to the extent required by the Custodial Agreement and identifying any exceptions in such Mortgage Loan Documents as so reviewed in Exception Reports.

          (b) All of the Grantor's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Primary Warehouse Loan Collateral":
                    ---------------------------------

          (i) all Mortgage Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Warehouse Lender and the Custodian from time to time and thereafter transferred to the Grantor ("Grantor
                                                                   -------
     Pledged Mortgage Loans");
     ----------------------

          (ii) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records, Servicing Agreements and any other collateral pledged or otherwise relating to such Grantor Pledged Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

          (iii) all mortgage guaranties and insurance relating to such Grantor Pledged Mortgage Loans (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Grantor Pledged Mortgage Loans and all claims and payments thereunder;

          (iv) all other insurance policies and insurance proceeds relating to any Grantor Pledged Mortgage Loan or the related Mortgaged Property;

          (v) all purchase or take-out commitments relating to such Grantor Pledged Mortgage Loans;

          (vi) all Interest Rate Protection Agreements, if any, relating to such Grantor Pledged Mortgage Loans;

          (vii) the Trust Account, the Paydown Account and the balance from time to time standing to the credit of the Trust Account and the Paydown Account and all rights with respect thereto;

          (viii) all Insured Closing Letters relating to any Grantor Pledged Mortgage Loans;

          (ix) all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

          (x) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

          (c) All of the Grantor's right, title and interest in, to and under each of the following items of property, whether now or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Grantor Collateral":
        ------------------

          (i) all mortgage loans, home improvement loans, home equity line of credit loans, and other loans originated or purchased by the Grantor;

          (ii) all of the Grantor's rights to service or subservice mortgage loans, home improvement loans, home equity line of credit loans, and other loans;

          (iii)  all certificates, residual or otherwise, issued to the Grantor
                                                                       --------
     in connection with any securitization, including, without limitation, any securitization involving a REMIC;

          (iv) all securities held by the Grantor, including, without limitation, the securities of any subsidiary of the Grantor;

          (v) all equipment in all of its forms, wherever located, including, without limitation, all furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, alterations, substitutions, additions, accessories, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (vi) all approvals, permits, licenses, franchises, certificates that are, by their terms or pursuant to applicable Law, assignable without the consent of the Governmental Authority or the counterparty thereto, as the case may be;

          (vii)  all contracts or agreements to which the Grantor is a party;

          (viii) all general intangibles relating to or constituting any of the foregoing, including, but not limited to, good will and tax refunds;

          (ix) all bank accounts now or hereafter held by the Grantor and all funds in such accounts together with all monies (other than monies used to pay taxes), proceeds or sums due or to become due thereon or therefrom (all such bank accounts, the "Bank Accounts"), and all documents or instruments (including, but not limited to, passbooks, certificates of deposits and receipts necessary to be presented to withdraw funds or investments held in the Bank Accounts (the "Account Documents"); and

          (x) all proceeds of any and all of the foregoing Grantor Collateral (including, without limitation, proceeds which constitute property of the types described in any of the paragraphs of this Section 2(c) and, to the extent not otherwise included, all payments under insurance (whether or not a Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Grantor Collateral;

provided, however, that "Grantor Collateral" shall not include (i) any assets as
--------  -------
to which the Lenders have released their liens pursuant to Section 5.04 of the Residual Agreement and the Subordinated Debt Agreement, (ii) any mortgage loans and the related servicing rights sold, if such mortgage loans are sold servicing-released, or securitized by the Borrower, (iii) those FNMA servicing rights that have been pledged and those mortgage loans (together with the related servicing rights and proceeds of such mortgage loans, including any accounts related thereto)that have been or may be pledged to Residential Funding Corporation under the Warehousing Credit and Security Agreement (Single-Family Mortgage Loans), dated as of January 19, 1996, between the Borrower and Residential Funding Corporation, as amended, (iv) any assets pledged under the debt agreements listed on Schedule IV to the Residual Agreement or the Subordinated Debt Agreement and (v) any equipment subject to the leases listed on Schedule V attached to the Residual Agreement or the Subordinated Debt Agreement.

          (d) The Grantor hereby assigns, pledges and grants a security interest in the Collateral to the Lenders to secure the following obligations now existing or hereafter incurred:

          (i)    the Secured Obligations as defined in the Warehouse Agreement;

          (ii) the repayment of principal and interest on any Residual Advance (as defined in the Residual Agreement) and all other amounts owing to the Lenders pursuant to the Residual Agreement with respect to Residual Advances;

          (iii) the repayment of principal and interest on any Working Capital Advance (as defined in the Residual Agreement) and all other amounts owing to the Lenders pursuant to the Residual Agreement with respect to Working Capital Advances; and

          (iv) the repayment of principal and interest on any amounts outstanding under the Subordinated Debt Agreement and all other amounts owing to the lender of Subordinated Debt Agreement pursuant to the Subordinated Debt Agreement

(collectively, the "Secured Obligations").  The Grantor agrees to mark its
                    -------------------
computer records and tapes to evidence the interests granted to the Lenders hereunder. The Collateral granted hereunder shall be subject to the Intercreditor Agreement for all purposes.

          (e) The Primary Warehouse Loan Collateral pledged hereunder shall be included in the description of "Collateral" in the Warehouse Agreement pursuant to Section 4.01(b)(x) thereof.

          (f) The Lenders acknowledge that ownership of the Grantor Pledged Mortgage Loans has been transferred by the Borrower to the Guarantor pursuant to the Contribution Agreement; provided, however, that if ownership is deemed to have not been transferred, the Borrower has nonetheless granted a security interest in these Mortgage Loans.

          3.     REPRESENTATIONS AND WARRANTIES.  The Grantor hereby represents
                 ------------------------------
and warrants that:

          (a)    Corporate Existence; Compliance with Law.  The Grantor (a) is a
                 -----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, (b) has the corporate power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being conducted, (c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

          (b)    Corporate Power; Authorization; Enforceable Obligations.
                 -------------------------------------------------------

          (i) The Grantor has the corporate power and authority, and the legal right, to make, deliver and perform this Security Agreement and each other Loan Document to which it is a party, and to grant Liens hereunder, and has taken all necessary corporate action to authorize the granting of Liens on the terms and conditions of this Security Agreement and any other Loan Document to which it is a party, and the execution, delivery and performance of this Security Agreement and any other Loan Document.

          (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Security Agreement or any other Loan Document to which the Grantor is a party, except (i) for filings and recordings in respect of the Liens created pursuant to this Security Agreement, and (ii) as previously obtained and currently in full force and effect.

          (iii) This Security Agreement has been duly and validly executed and delivered by the Grantor and constitutes, and any Loan Document when executed and delivered on behalf of the Grantor will constitute, a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c)    Collateral; Collateral Security.
                 -------------------------------

          (i) The Grantor has not assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any Person other than the Warehouse Lender, other than the security interest in favor of ContiTrade Services L.L.C. and Greenwich Capital Markets, Inc. pursuant to the Significant Documents, and immediately prior to or concurrently with the pledge of such Collateral, the Grantor was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for the Liens of the Lenders and Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Lenders hereunder.

          (ii) The provisions of this Security Agreement are effective to create in favor of the Lenders a valid security interest in all right, title and interest of the Grantor in, to and under the Collateral.

          (iii) Upon receipt by the Custodian of each Mortgage Note (or, in the case of a Wet-Ink Mortgage Loan, upon notice to the related Settlement Agent of the security interest of the Warehouse Lender in such Wet-Ink Mortgage Loan and the funding thereof by the Warehouse Lender), and the filing of financing statements on Form UCC-1 naming each Lender as "Secured Party" and the Grantor as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected security interests under the Uniform Commercial Code in all items of Collateral a security interest in which can be perfected by such filing (and of first priority, except for other Liens on the Collateral contemplated by the Significant Documents and except for those subsequent liens which, by operation of law, take priority over a previously perfected security interest) in all right, title and interest of the Grantor in, to and under such Collateral.

          (d)    No Adverse Selection.  The Grantor used no selection procedures
                 --------------------
that identified the Mortgage Loans as being less desirable or valuable than other comparable Mortgage Loans owned by the Grantor.

          (e)    Grantor Solvent; Fraudulent Conveyance.  As of the date hereof
                 --------------------------------------
and immediately after the contribution of any Mortgage Loan to the Grantor and giving effect to each Advance, the fair value of the assets of the Grantor is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Grantor in accordance with GAAP) of the Grantor and the Grantor is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged. Grantor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature, taking into account the expected probability of the Grantor having to make payments under the Guarantee. Grantor is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Grantor or any of its assets. Grantor is not transferring any Mortgage Loans with any intent to hinder, delay or defraud any of its creditors.

          (f)  True Disclosure.  The information, reports, financial statements,
               ---------------
exhibits and schedules furnished in writing by or on behalf of the Grantor to the Lenders in connection with the negotiation, preparation or delivery of this Security Agreement and the other Guarantor Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact. All written information furnished after the date hereof by or on behalf of the Grantor to the Lenders in connection with this Security Agreement and the Guarantee and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Grantor that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Guarantor Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

          (g)  Licenses.  No Lender will be required as a result of taking a
               --------
pledge of the Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

          4.   COVENANTS.  (a)  Further Documentation.  At any time and from
               ---------        ---------------------
time to time, upon the written request of any Lender, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as such Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Lenders to file any such financing or continuation statement with respect to the Collateral without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          (b)  Changes in Locations, Name, etc.  The Grantor shall not (i)
               -------------------------------
change the location of its chief executive office/chief place of business from that specified in Section 12 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lenders at least 30 days prior written notice thereof and shall have delivered to the Lenders all Uniform Commercial Code financing statements and amendments thereto as the Lenders shall request and taken all other actions deemed necessary by the Lenders to continue its perfected status in the Collateral with the same or better priority.

          (c)  Other Information.  The Grantor shall furnish to the Lenders, as
               -----------------
soon as available, copies of any and all proxy statements, financial statements and reports which the Grantor sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission, any Governmental Authority which supervises the issuance of securities by the Grantor.

          (d)  Further Identification of Collateral.  The Grantor will furnish
               ------------------------------------
to the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lenders may reasonably request, all in reasonable detail.

          (e)  Notice if Mortgage Loan is Found Defective.  Upon discovery by
               ------------------------------------------
the Grantor of any breach of any representation or warranty listed on Schedule 1 to the Warehouse Agreement applicable to any Mortgage Loan, the Grantor shall promptly give notice of such discovery to the Borrower, who shall then notify the Warehouse Lender pursuant to Section 7.07 of the Warehouse Agreement.

          (f)  Responsibilities under the Warehouse Agreement.  The Grantor
               ----------------------------------------------
acknowledges that, by virtue of section 7.20 of the Warehouse Agreement, as amended, sections 7.03(a) and (b), 7.13, 7.16, 7.19, 11.15 and 11.18 of the
Warehouse Agreement shall apply, mutatis mutandi, to the Grantor to the same extent as such apply to the Borrower, and the Grantor hereby covenants to perform in accordance therewith.

          (g)  Responsibilities Under the Residual Agreement.  The Grantor
               ---------------------------------------------
acknowledges that Section 4.01(b), (g)-(1) and (q) and Section 4.02(a)-(3), (h),
(i) (except for subclause (iv) thereof), (j), (i), (m) and (q)-(s) of the Residual Agreement shall apply, mutatis mutandi, to the Grantor to the same extent as such apply to the Borrower, and the Grantor hereby covenants to perform in accordance therewith; provided, however, that the Grantor's entry
                                 --------  -------
into and performance under the Guarantee, the Grantor's assumption of certain of the Borrower's obligations under the Warehousing Credit and Security Agreement (the "RFC Warehouse Agreement"), dated as of January 19, 1996, as amended, between the Borrower and Residential Funding Corporation ("RFC"), and the Grantor's pledge to RFC of all mortgage loans contributed to the Grantor which are subject to the RFC Agreement, and the proceeds thereof (including accounts in which such proceeds are held), and related servicing rights, shall in no event be considered to violate or breach any representation, warranty, covenant, or other term of the Residual Agreement and; provided, further, that the
                                             --------  -------
definition of "Material Adverse Effect" in such agreement shall remain unchanged.

          (h)  Responsibilities Under the Subordinated Debt Agreement.  The
               ------------------------------------------------------
Grantor acknowledges that Section 4.01(b), (g)-(l), (n), (o) and (r) and Section 4.02(a)-(e), (h), (i) (except for subclause (iv) thereof), (j), (i), (m) and
(p)-(r) of the Subordinated Debt Agreement shall apply, mutatis mutandi, to the Grantor to the same extent as such apply to the Borrower, and the Grantor hereby covenants to perform in accordance therewith; provided, however, that the

Grantor's entry into and performance uner the Guarantee, the Grantor's assumption of certain of the Borrower's obligations under the RFC Warehouse Agreement, and the Grantor's pledge to RFC of all mortgage loans contributed to the Grantor which are subject to the RFC Warehouse Agreement, and the proceeds thereof (including accounts in which such proceeds are held), and related servicing rights, shall in no event be considered to violate or breach any representation, warranty, covenant, or other term of the Subordinated Debt Agreement and; provided, further, that the definition of "Material Adverse Effect" in such agreement shall remain unchanged.

          5.     APPOINTMENT AS ATTORNEY-IN-FACT OF WAREHOUSE LENDER AND CTS.
                 -----------------------------------------------------------
(a) The Grantor hereby irrevocably constitutes and appoints the Warehouse Lender with regard to the Primary Warehouse Loan Collateral and CTS with regard to the Grantor Collateral (not including any Grantor Collateral included in the Primary Warehouse Loan Collateral, the "Non-Warehouse Grantor Collateral") and any
                                --------------------------------
officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in such Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Warehouse Lender with respect to the Primary Warehouse Loan Collateral and CTS with respect to Non-Warehouse Grantor Collateral the power and right, on behalf of the Grantor, without assent by, but with notice to, the Grantor, if an Event of Default shall have occurred and be continuing, to do the following:

          (i) in the name of the Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance with respect to Pledged Mortgage Loans or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Warehouse Lender with respect to the Primary Warehouse Loan Collateral and CTS with respect to Non-Warehouse Grantor Collateral for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Warehouse Lender with respect to the Primary Warehouse Loan Collateral and CTS with respect to Non-Warehouse Grantor Collateral or as such Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as such Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though such Lender were the absolute owner thereof for all purposes, and to do, at such Lender's option and the Grantor's expense, at any time, and from time to time, all acts and things which such Lender deems necessary to protect, preserve or realize upon the Collateral and such Lender's Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

          (b) The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (c) The Grantor also authorizes the Warehouse Lender and CTS, at any time and from time to time, to execute, in connection with any sale provided for in Section 4.07 of the Warehouse Agreement and Section 7.02(d) of the Residual Agreement, respectively, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (d) The powers conferred on the Lenders are solely to protect the Lenders interests in the Collateral and shall not impose any duty upon the Lenders to exercise any such powers. The Lenders shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and none of the Lenders nor any of their respective officers, directors, or employees shall be responsible to the Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

          6.   PERFORMANCE BY THE LENDERS OF BORROWER'S OR GRANTOR'S
               -----------------------------------------------------
OBLIGATIONS.  If either the Borrower or the Grantor fails to perform or comply
-----------
with any of its agreements contained in the Loan Documents or the Guarantor Documents and the Warehouse Lender (with respect to the Warehouse Agreement) or CTS (with respect to the Residual Agreement) may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of such Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Grantor to such Lender on demand and shall constitute Secured Obligations.

          7.   PROCEEDS.  If an Event of Default shall occur and be continuing,
               --------
(a) all proceeds of Collateral received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Lenders, segregated from other funds of the Grantor, and shall forthwith upon receipt by the Grantor be turned over to the Lenders in the exact form received by the Grantor (duly endorsed by the Grantor to the Lenders, if required) and
(b) any and all such proceeds received by the Lenders (whether from the Grantor or otherwise) may, in the sole discretion of the Lenders, be held by the Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Lenders against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lenders shall elect, subject to the Intercreditor Agreement. All distributions and actions with respect to the Collateral under this Security Agreement shall be undertaken by the Lenders as set forth in the Warehouse Agreement and the Residual Agreement, subject to the terms of the Intercreditor Agreement regarding "Primary Warehouse Loan Collateral" and "Primary Residual Loan Collateral." Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Security Agreement shall have been terminated shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same pursuant to the Intercreditor Agreement. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

          8.   REMEDIES.  (a)  If an Event of Default shall occur and be
               --------
continuing, the Lenders may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lenders without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of such Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at any Lenders' request, to assemble the Collateral and make it available to such Lender at places which such Lender shall reasonably select, whether at the Grantor's premises or elsewhere. Such Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lenders hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as Lenders may elect, subject to the Intercreditor Agreement, and only after such application and after the payment by Lenders of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lenders account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Lenders arising out of the exercise by the Lenders of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lenders. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lenders to collect such deficiency.

          (c) If the Grantor shall default in the payment of any other amount payable by it hereunder or under any other Guarantor Document, and such default shall have continued unremedied for three Business Days after receipt of notice from the Lender of such default, such default shall be an Event of Default.

          9.   LIMITATION ON DUTIES REGARDING PRESENTATION OF COLLATERAL.  The
               ---------------------------------------------------------
Lenders' duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as such Lender deals with similar property for its own account. None of the Lenders nor any of their respective directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

          10.  POWERS COUPLED WITH AN INTEREST.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          11.  RELEASE OF SECURITY INTEREST.  (a)  Upon termination of this
               ----------------------------
Warehouse Agreement and repayment to the Lenders of all Secured Obligations and the performance of all obligations under the Loan Documents and under the Guarantor Documents, the Lenders shall release its security interest in any remaining Collateral; provided that if any payment, or any part thereof, of any
                      --------
of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Borrower or the Grantor or any substantial part of the Borrower's or the Grantor's Property, or otherwise, this Security Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

          (b) So long as no Event of Default has occurred and is continuing, upon the repayment in full in immediately available funds of the Advance Balance with respect to a Pledged Mortgage Loan, together with accrued and unpaid interest in respect thereof, such Pledged Mortgage Loan and related Primary Warehouse Loan Collateral shall be automatically released from the Lien of this Security Agreement, and the Warehouse Lender shall cause the Custodian to release the related Mortgage File and any other documents held by the Custodian or the Warehouse Lender with respect to such Mortgage Loan to the Grantor or the Grantor's designee. In addition, the Warehouse Lender shall execute and deliver such instruments or other documents reasonably requested by the Grantor that are prepared by the Grantor in order to effect the release of such Pledged Mortgage Loan from the Lien of the Warehouse Lender.

          12.  CHIEF EXECUTIVE OFFICE.  The Grantor's chief executive office on
               ----------------------
the Effective Date is located at 7600 East Orchard Road, Suite 330-S, Englewood, CO 80111.

          13.  LOCATION OF BOOKS AND RECORDS.  The location where the Grantor
               -----------------------------
keeps its books and records, including all computer tapes and records relating to the collateral is its chief executive office.

          14.  PAYMENT OF OBLIGATIONS.  The Grantor will pay promptly when due
               ----------------------
all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          15.  AUTHORITY OF THE LENDERS.  The Grantor acknowledges that the
               ------------------------
rights and responsibilities of the Lenders under this Security Agreement with respect to any action taken by the Lenders or the exercise or non-exercise by the Lenders of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Lenders, be governed by the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Warehouse Lender and the Grantor or between CTS and the Grantor, such Lender shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

          16.  SEVERABILITY.  Any provision of this Security Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17.  HYPOTHECATION OR PLEDGE OF ADVANCES.  The Lenders shall have free
               -----------------------------------
and unrestricted use of all Collateral and nothing in this Security Agreement shall preclude the

Lenders from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating or rehypothecating the Collateral. Nothing contained in this Security Agreement shall obligate the Lenders to segregate any Collateral delivered to the Lenders by the Grantor.

          18.  PARAGRAPH HEADINGS.  The paragraph headings used in this Security
               ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          19.  NO WAIVER; CUMULATIVE REMEDIES.  None of the Lenders shall by any
               ------------------------------
act (except by a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          20.  WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW.
               -------------------------------------------------------------
None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Lenders, provided that any provision of this Security Agreement may be waived by the Lenders in a written instrument executed by the Lenders. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                         NATIONAL MORTGAGE SALES CORPORATION



                                         By:__________________________________
                                             Name:
                                             Title:

ACKNOWLEDGED BY:

GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC.


By:_____________________________
   Name:
   Title:

GREENWICH CAPITAL MARKETS, INC.


By:_____________________________
   Name:
   Title:

CONTITRADE SERVICES, L.L.C.


By:_____________________________
   Name:
   Title:

CONTITRADE SERVICES, L.L.C.


By:_____________________________
   Name:
   Title: